UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): February 24, 2026

CATERPILLAR FINANCIAL SERVICES CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (STATE OR OTHER JURISDICTION OF INCORPORATION)	001-11241 (COMMISSION FILE NUMBER)	37-1105865 (IRS EMPLOYER IDENTIFICATION NUMBER)

2120 West End Avenue, Nashville, Tennessee 37203-0001 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

Registrant’s telephone number, including area code: (615) 341-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Medium-Term Notes, Series K, 4.850% Notes Due 2029	CAT/29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Exhibits are filed herewith in connection with the issuance on February 24, 2026, by Caterpillar Financial Services Corporation (the “Company”) of (i) $350,000,000 aggregate principal amount of its Medium-Term Notes, Series K, Floating Rate Notes due 2029 (the “2029 Floating Rate Notes”) and (ii) $950,000,000 aggregate principal amount of its Medium-Term Notes, Series K, 3.750% Notes due 2029 (the “2029 Fixed Rate Notes” and, together with the 2029 Floating Rate Notes, the “Notes”) pursuant to the Company’s previously filed Registration Statement on Form S-3 (Registration No. 333-270934) (the “Registration Statement”) and the related Prospectus dated March 29, 2023, Prospectus Supplement dated March 29, 2023 and Pricing Supplements each dated February 18, 2026 relating to the 2029 Floating Rate Notes and the 2029 Fixed Rate Notes, respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement:

Exhibit
Number	Description
5.1	Opinion of Sidley Austin LLP, as to the legality of the Notes.

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Caterpillar Financial Services Corporation

By:	/s/ James M. Rooney
	Name:	James M. Rooney
	Title:	Secretary

Date: February 24, 2026

3